                                                                    Exhibit 10.1

                              EMPLOYMENT AGREEMENT

     This  Employment  Agreement  ("Agreement")  is made and entered  into as of
January 7, 2008, by and between  NovaStar  Financial,  Inc. (the  "Company") and
Rodney E. Schwatken (the "Employee").

1.   EMPLOYMENT BY THE COMPANY

     1.1 Employment.  The Company hereby employs  Employee,  and Employee hereby accepts employment with the Company,  upon the terms and conditions set forth in this Agreement.

     1.2  Duties.  Employee  initially  shall be  employed by the Company in the position of Chief Financial Officer. Employee shall perform for and on behalf of the Company such duties as the chief executive  officer or Board of Directors of the Company  shall  assign from time to time,  and shall  perform such duties in accordance with the Company's policies and practices, including, but not limited to, its employment policies and practices.

     1.3 Efforts.  Employee hereby agrees that he will devote all of his working time and attention  and give his diligent  effort and skill  exclusively  to the business and interests of Company, and that he will perform such services as may from time to time be  assigned to  Employee,  and shall do his utmost to further enhance  and  develop  the best  interests  and  welfare  of the  Company in all respects. Employee agrees that he will give full attention and fully comply with the rules and  procedures as may from time to time be  promulgated by Company in its sole discretion.

     1.4  Conflicts.  Employee shall not,  without prior written  consent of the
Company,  at any time  during  his  employment  with  the  Company:  (a)  accept employment  with, or render  services of a business,  professional or commercial nature to any  person  other  than the  Company;  (b)  engage in, own or provide financial  or other  assistance  to any person,  venture or  activity  which the
Company  may in good faith  consider  to be  competitive  with or adverse to the
Company,  whether  directly or  indirectly,  alone or with any other person as a
principle,  agent,  shareholder,   participant,   partner,  promoter,  director,
officer, manager,  employee,  consultant,  sales representative or otherwise; or
(c)  engage in any  venture  or  activity  that the  Company  may in good  faith consider to interfere with Employee's performance of his duties.

     1.5  Authority.  Employee  represents  that he has  not  entered  into  any agreement that is effective at the time of the execution of this Agreement which would prevent  Employee from  performing his duties to the Company.  Employee is not authorized by the Company to take, use, disclose or otherwise misappropriate any  confidential,  business  proprietary,  trade secret  and/or other any other business  information from any of Employee's former employers to perform his job duties with the Company,  and Employee hereby covenants and agrees that Employee shall not use or disclose any such  information to the Company in performing his job duties for the Company or otherwise.

2.   COMPENSATION

     2.1 Base Salary.  The Company  agrees to pay Employee an annual base salary
("Base Salary") of $165,000.00, payable in accordance with the Company's regular payroll  schedule and subject to applicable  deductions  and  withholdings.  The
Company may increase or decrease  Employee's Base Salary at any time in its sole discretion, subject to the rights of Employee under Section 5 of this Agreement.

     2.2  2008  Incentive  Pay.  The  Company  agrees  to pay to  Employee  cash incentive  compensation  for  2008  ("2008  Incentive  Pay")  in the  amount  of
$100,000.00,  to be paid  in  four  (4)  equal  installments  at the end of each calendar quarter. 2008 Incentive Pay for any calendar quarter or portion thereof shall be deemed earned only at the end of such calendar  quarter  unless
Employee's  employment is terminated by the Company other than for Cause,  or by the  Employee  for Good  Reason,  in which case any  unpaid  portion of the 2008
Incentive Pay will be deemed fully earned upon  termination  and, subject to the other provisions of this Agreement, will be payable upon termination. Should the
Employee  voluntarily  terminate employment for other than Good Reason or if the
Company  terminates  the  Employee  for  Cause,  prior to the end of a  calendar quarter,  Employee  shall not be eligible or entitled to any  installment of the
2008 Incentive Pay or to any pro-rata  portion thereof not fully earned prior to such  termination.  The foregoing  shall not be subject to  modification  by the
Company without the written consent of Employee

     2.3  Performance  Bonus.  Employee  shall be eligible to receive  incentive compensation  ("Incentive Pay") based upon goals established by the Company from time to time.  The Company  may  prospectively  increase or decrease  Employee's
Incentive Pay and any Incentive Pay target amount thereof, and may prospectively modify  any  Incentive  Pay  program  or  structure,  at any  time  in its  sole discretion, subject to the rights of Employee under Section 5 of this Agreement;
provided,  however,  that the  Company  shall not have the right to  decrease or alter the terms of any  Incentive  Pay to the extent the amount or terms thereof are set forth in a written  agreement  between  Employee and the Company,  other than  modifications  made in  accordance  with  the  terms  of  such  agreement.
Incentive  Pay for any calendar  year or portion  thereof shall be deemed earned only at the end of such calendar year,  except to the extent otherwise  provided in this  Agreement  or any other  written  agreement  between  Employee  and the
Company.  Should  Employee  no longer be  employed by the Company on the date on which any  Incentive  Pay is deemed  pursuant  to the  foregoing  to be  earned,
Employee  shall not be  eligible or  entitled  to such  Incentive  Pay or to any pro-rata  portion  thereof,  except to the  extent  otherwise  provided  in this
Agreement or any other written agreement between Employee and the Company.

     2.4 Benefits.  Employee  shall be entitled to  participate  in any employee benefits  plans,  perquisites  and  fringe  benefits  that the  Company  extends generally  from  time  to time to  employees  of the  Company  at the  level  of
Employee.  Separate written  descriptions of available benefits will be provided or made available from time to time, and the Company  reserves,  in its sole and absolute  discretion,  the right to modify these benefits in whole or in part at any time.

     2.5  Vacation.  Employee  shall be entitled to 4 weeks of paid vacation per calendar year, with such vacation to be accrued and taken in accordance with the
Company's standard vacation policies.

     2.6 Business Expenses. The Company shall reimburse Employee for any and all necessary,  customary and usual expenses,  properly receipted in accordance with the  Company's  policies and  procedures,  incurred by Employee on behalf of the
Company.

     2.7 Equity Awards.  Equity or equity-based  compensation  awards including, without limitation,  stock options and/or restricted stock ("Equity Awards") may be offered to certain  employees of the Company  from time to time,  at the sole discretion of the Company.  Such Equity Awards, if any, shall be governed solely by one or more separate agreements and the provisions of any plan governing such awards.

3.   AT WILL EMPLOYMENT

     Employee and the Company acknowledge that there is no agreement, express or implied,  between them for any specified term or period of  employment,  nor for continuing or long-term employment. The employment relationship between Employee and the Company is completely  and, in all respects,  at-will.  Each of Employee and the Company has the separate and absolute  right to terminate the employment relationship,  at any time,  with or without cause,  for any reason or no reason and no reason  need be given.

The  fact  that  other   sections  of  this   Agreement   provide   differential
post-termination  benefits  to  Employee  on the basis of  whether  Employee  is terminated with Cause or without Cause, as defined below,  and the fact that the other rights and obligations set forth in this Agreement  remain in effect for a specified  period of time, do not undermine the at-will nature of the employment relationship.  This is the entire  agreement  between  Employee  and the Company regarding the matters set forth in this paragraph.

4.   TERMINATION OF EMPLOYMENT BY THE COMPANY

     4.1 Termination For Cause.  Employee's  employment may be terminated by the
Company for Cause at any time.  For purposes of this  Agreement,  "Cause"  shall mean the  existence of or a good faith belief by the Company in the existence of facts which constitute a basis for termination of Employee's  employment in view of relevant factors and  circumstances,  which may include,  but are not limited to, Employee's duties,  responsibilities,  conduct on the job or otherwise,  job performance,  and employment  record.  Acts or omissions that  constitute  Cause include, but are not limited to:

          (a) Breach of any of the terms of this Agreement;

          (b)  Failure  to  perform  material  duties  in  accordance  with  the standards from time to time established by the Company;

          (c) Neglect in performance of or failure to attend to the  performance of material duties;

          (d)  Insubordination  or willful  breach of policies and procedures of the Company;

          (e) Breach of fiduciary duties; or

          (f) Conduct  that the Company  determines  in good faith may impair or tend to impair the  integrity of the Company,  including but not limited to commission of a felony, theft, misappropriation,  embezzlement, dishonesty, or criminal misconduct.

     4.2 Termination  For Death or Disability.  Employee's  employment  shall be terminated  by the Company upon the death of Employee,  and may be terminated by the Company  upon the  disability  of  Employee,  consistent  with any rights or
obligations   of  the  Company  and  the  Employee   under  the  Americans  with
Disabilities Act, or any other applicable  constitutional  provision or statute.
Termination  for death or disability  is separate and distinct from  termination with Cause or Good Reason and from termination without Cause or Good Reason, and will give rise only to the rights and obligations  expressly provided in Section
6.3 hereof.

     4.3 Termination Without Cause.  Employee's  employment may be terminated by the Company without Cause at any time and at its sole discretion.

5.   TERMINATION OF EMPLOYMENT BY EMPLOYEE

     5.1 Termination for Good Reason. Employee's employment may be terminated by
Employee at any time for Good  Reason.  For  purposes of this  Agreement,  "Good
Reason" shall mean the occurrence, without the Employee's consent, of any one or more of the following events:

          (a) Except in connection with the Company's  termination of Employee's employment  for Cause  pursuant to Section 4.1 or as a result of Employee's death or disability:  (i) a material reduction in Employee's Base Salary or
     Incentive  Pay  target;  or  (ii) a  decrease  in the

     responsibilities  of Employee to a level that, on the whole,  is materially inconsistent  with the position for which  Employee is then employed by the
     Company; or

          (b) The Company  requires that Employee  relocate more than fifty (50)
     miles from the location at which Employee is employed by the Company on the date hereof,  and the Employee  objects to such relocation in writing prior to Employee's actual relocation.

          (c) The  Company's  material  breach of any of the  provisions of this
     Agreement  or of any other  agreement  between  the  Company  and  Employee concerning Incentive Pay or Equity Awards.

     5.2  Notice and Cure.  Notwithstanding  the  foregoing,  a  termination  of employment  by Employee  shall not be  considered  as having  occurred  for Good
Reason unless  Employee  provides  written  notice of his objection to the event constituting  Good Reason  within  thirty  (30) days  following  the  occurrence thereof, specifying that Employee believes such event to constitute Good Reason, and the  Company  has been  afforded  a  period  of at least  thirty  (30)  days following  delivery of such notice to remedy the event  constituting Good Reason and has not done so.

     5.3  Termination  Without  Good  Reason.   Employee's   employment  may  be
terminated by Employee without Good Reason at any time.

6.   TREATMENT OF COMPENSATION AND BENEFITS UPON TERMINATION

     6.1 For Cause or Without  Good  Reason.  If Employee is  terminated  by the
Company for Cause or if Employee terminates his employment without Good Reason:

          (a) Employee shall not be entitled to any continuation of Base Salary, other than Base  Salary  accrued but unpaid at the date of  termination  of
     Employee's employment;

          (b) Employee  shall not be entitled to Incentive  Pay not earned prior to the date of termination of Employee's employment;

          (c) Employee shall be entitled to receive  reimbursement  for business expenses incurred prior to the date of termination of Employee's employment to the extent provided in Section 2.5 hereof;

          (d) Employee shall not be entitled to continue to receive any benefits from the Company after the date of  termination  of Employee's  employment, except as otherwise  required by the applicable  benefit plan or applicable law.

     6.2 Other than for Cause;  for Good Reason.  If  Employee's  employment  is terminated  by the Company  other than for Cause,  or by the  Employee  for Good
Reason:

          (a) Employee shall receive compensation at the same rate as Employee's
     Base Salary in effect on the date of termination of Employee's  employment, for the period  commencing on the date of termination and continuing  until the date that is twelve (12) months  following the date of  termination  of
     Employee's  employment,  pursuant  to  a  "Consultancy  Agreement"  between
     Employee and the Company, the terms and conditions of which are outlined in
     Section 8.4 of this Agreement;

          (b)  Employee  shall be  entitled  to  payment,  within  ten (10) days following  termination,  of (i) all  Incentive Pay fully earned prior to or upon the date of termination of Employee's employment  (including,  without limitation, the full amount of the 2008 Performance Bonus); and (ii) to the extent and only to the  extent  determined  by the  Company in its sole and absolute  discretion,  or required by any other written  agreement  between
     Employee and the Company, Incentive Pay not otherwise fully earned prior to the date of termination of Employee's employment;

          (c) Employee shall be entitled to receive  reimbursement  for business expenses incurred prior to the date of termination of Employee's employment to the extent provided in Section 2.5 hereof;

          (d) Employee shall not be entitled to continue to receive any benefits from the Company after the date of  termination  of Employee's  employment, except as otherwise  required by the applicable  benefit plan or applicable law.

     6.3 For Death or  Disability.  If  Employee's  employment  is terminated by reason of the death or disability of Employee:

          (a) Employee shall not be entitled to any continuation of Base Salary, other than Base  Salary  accrued but unpaid at the date of  termination  of
     Employee's employment;

          (b)  Employee  shall be  entitled  to  payment,  within  ten (10) days following  termination,  of (i) all  Incentive Pay fully earned prior to or upon the date of  termination  of  Employee's  employment;  and (ii) to the extent and only to the  extent  determined  by the  Company in its sole and absolute  discretion,  or required by any other written  agreement  between
     Employee and the Company, Incentive Pay not otherwise fully earned prior to the date of termination of Employee's employment;

          (c) Employee shall be entitled to receive  reimbursement  for business expenses incurred prior to the date of termination of Employee's employment to the extent provided in Section 2.5 hereof;

          (d) Employee shall not be entitled to continue to receive any benefits from the Company after the date of  termination  of Employee's  employment, except as otherwise  required by the applicable  benefit plan or applicable law.

     6.4 After Change in Control by Company  Other than for Cause or by Employee for Good Reason. If Employee's  employment shall be terminated after a Change in
Control,  as defined in Section 6.5, (a) by Company other than for Cause, or (b)
by  Employee  for Good  Reason,  Employee  shall be  entitled  to the  following additional  benefits,  in  addition  to  those  otherwise  provided  for in this
Agreement (including, without limitation, Section 6.2 hereof):

          (a) Employee shall be paid an amount (the "Severance Amount") equal to one (1) times the Employee's  combined  current year Base Salary and actual
     Incentive  Pay  for the  preceding  fiscal  year;  provided,  however,  the
     Severance  Amount  shall  not be less  than Two  Hundred  Thousand  Dollars
     ($200,000.00).  The  Severance  Amount  shall be paid in a single  lump sum within ten (10) days following  termination of Employee's employment by the
     Company other than for Cause or by Employee for Good Reason.

          (b)  Vesting  for  Equity  Awards  will  accelerate  to  the  date  of termination.  In other words, Employee shall immediately be vested with all
     Equity Awards awarded by Company which have not been exercised prior to the termination  date. The provisions of the agreements  and/or plans governing the stock options and restricted stock will otherwise be controlling.

     6.5  Change in  Control.  A  "Change  in  Control"  shall be deemed to have occurred  if the  conditions  set forth in any one of the  following  paragraphs shall have been satisfied.

          (a) Any  "person" as such term is used in Sections  13(d) and 14(d) of the  Securities  Exchange  Act of 1934 (the  "Exchange  Act")  (other  than
     Company;  any  trustee  or  other  fiduciary  holding  securities  under an executive  benefit  plan of  Company;  or any  company  owned,  directly or indirectly,  by the  stockholders  of  Company  in  substantially  the same proportions as their ownership of the stock of Company),  is or becomes the
     "beneficial  owner"  (as  defined by Rule 13d-3  under the  Exchange  Act), directly or  indirectly,  of the  securities of Company (not  including any securities  acquired  directly  from  Company  or  from a  transferor  in a transaction  expressly  approved or consented to by the Board of Directors)
     representing  more than 25% of the combined  voting power of Company's then outstanding securities; or

          (b) During  any period of two  consecutive  years (not  including  any period prior to the  execution of the  Agreement),  individuals  who at the beginning  of such period  constitute  the Board of  Directors  and any new director (other than a director designated by a person who has entered into an agreement with Company to effect a transaction  described in clause (a),
     (c) or (d) of this  section),  (i) whose election by the Board of Directors or nomination for election by Company's stockholders was approved by a vote of at least  two-thirds  (2/3) of the  directors  then  still in office who either were  directors at the beginning of the period or whose  election or nomination  for election was  previously so approved or (ii) whose election is to replace a person who ceases to be a director due to death, disability or age, cease for any reason to constitute a majority thereof; or

          (c) The  stockholders of Company approve a merger or  consolidation of
     Company with another corporation,  other than (i) a merger or consolidation which  would  result  in  the  voting  securities  of  Company  outstanding immediately  prior  thereto  continuing  to represent  (either by remaining outstanding or by being  converted into voting  securities of the surviving entity),  in  combination  with  the  ownership  of any  trustee  or  other fiduciary holding securities under an executive benefit plan of Company, at least 75% of the combined voting power of the voting  securities of Company or such  surviving  entity  outstanding  immediately  after such  merger or consolidation,  or (ii) a merger or  consolidation  effected to implement a recapitalization  of Company  (or similar  transaction)  in which no person acquires  more than 50% of the  combined  voting  power of  Company's  then outstanding securities; or

          (d) The stockholders of Company approve a plan of complete liquidation of Company or an agreement for the sale or disposition by Company of all or substantially all Company's assets.

7.   NON-COMPETITION

     7.1 During  Employment.  Employee agrees that, during his employment by the
Company,  he will not engage directly or indirectly,  at any location within the
United States,  in any business of the same or similar nature to the business of the Company or of any Affiliate  thereof or to any business in which the Company or any Affiliate thereof is engaged in developing, nor will Employee participate directly or indirectly in the ownership or management of any enterprise  engaged in such a business within the United

States,  including  ownership or management as defined by the Sarbanes-Oxley Act of 2002. As used in this Agreement, an "Affiliate" of any person or entity means any other person or entity that  controls,  is controlled by, or is under common control with such first person or entity,  with  "control" of an entity  meaning direct or indirect  ownership of fifty percent (50%) or more of the voting power or economic interests of such entity.

8.   ADDITIONAL OBLIGATIONS

     8.1  Non-Interference.   Employee  agrees  that  during  the  term  of  his
employment  with the Company and for a period of one (1) year after  termination of employment with the Company for any reason, Employee shall not interfere with the business of the Company or any of its Affiliates.

     8.2  Non-Solicitation.   Employee  agrees  that  during  the  term  of  his
employment  with the Company and for a period of one (1) year after  termination of employment  with the Company for any reason,  Employee  shall not directly or indirectly  solicit or encourage  any of the  employees of the Company or of any
Affiliate thereof to leave such employment and/or to work for another company or business,  whether or not the solicited  employee would commit any breach of his own employment terms by leaving the service of the Company or of such Affiliate.

     8.3 Non-Disparagement. Employee agrees that he will not, at any time during the term of his employment with the Company or thereafter,  in any way disparage the  Company or any of its  Affiliates  (or any of their  respective  directors, officers,  managers,  employees or other representatives),  and will not make or solicit any comments,  statements,  or the like to others that are derogatory or detrimental  to the good name or  business  reputation  of the Company or of any
Affiliate thereof.

     8.4 Consultancy Agreement.

          (a) Employee  shall enter into,  and shall be  conclusively  deemed to have entered into, a consultancy  agreement  with Company upon the terms of this Section 8.4 (i) immediately upon termination of Employee's  employment without Cause by the Company or for Good Reason by Employee, or (ii) at the
     Company's sole discretion, immediately upon the Company's request following termination of Employee's  employment  with Cause by the Company or without
     Good Reason by Employee.  The term of the consultancy  will commence on the date of termination  of Employee's  employment and shall continue until the date  that is twelve  (12)  months  following  the date of  termination  of
     Employee's employment (the "Consulting Period"). In exchange for Employee's
     consulting  services,   Employee  shall  receive  compensation  during  the
     Consulting  Period at the same rate as Employee's  Base Salary in effect on the date of  termination  of  Employee's  employment  ("Consultancy  Pay"), payable in equal monthly installments.

          (b) During the Consulting  Period,  Employee agrees to make himself or herself available to the Company for up to ten (10) hours per week, whether by telephone,  e-mail,  or in person, on an as-needed basis to consult with respect to matters that were within  Employee's job description  during the course of  Employee's  employment.  Employee  agrees to  respond  promptly, reasonably  and  cooperatively  to the Company's  requests for  assistance.
     Barring  special   circumstances,   the  consulting   hours  shall  not  be
     cumulative;  accordingly, hours not used within a given week will be waived by the  Company,  but  Employee  will  receive  his full pay under  Section
     8.4(a).  However,  the Company  reserves  the right to require  Employee to provide  more than ten (10)  hours of  service  per week in the event  that special  circumstances  arise  in which  Employee's  unique  assistance  is required by the Company.  (Examples of special  circumstances  include, but are not limited to  assistance  in  litigation  or responding to regulatory inquiries).  Notwithstanding  the  foregoing,  in the event  that  Employee accepts  employment or other consulting work within

     the Consulting Period, Employee will be required to spend no more than five
     (5) hours per week consulting with the Company.

          (c) In order to protect the  Company's  confidential  and trade secret information  from use or disclosure to a party other than the Company,  and to enable  the  Company  to be able to obtain the  benefits  of  Employee's
     consulting   obligations   hereunder,   Employee  agrees  that  during  the
     Consulting Period, Employee (i) will continue to abide by the provisions of paragraphs  8.1,  8.2 and  8.3  above,  and  (ii)  shall  not  directly  or indirectly  contact,  solicit,  divert or take away, or attempt to contact, solicit,  divert,  or take away,  the  business or  patronage of any of the clients,  customers,  or accounts,  or prospective clients,  customers,  or accounts of the Company or of any of its Affiliates.

9.   CONFIDENTIALITY/TRADE SECRETS

     9.1   Confidential   Information.   For  the  purpose  of  this  Agreement,
"Confidential  Information"  means  any  technology,  ideas,  concepts,  design, devices or other  information  belonging  to or  relating  to the affairs of the
Company or any Affiliate thereof,  including,  but not limited to, (a) all trade secrets,  unpublished  proprietary  or other  information  with  respect  to any business  conducted or proposed to be conducted by the Company or any  Affiliate thereof,  (b) any present or  proposed  services  or  products,  (c) all lending policies and procedures,  contracts and agreements with lenders,  investors, and other clients, and information  regarding lenders,  investors,  loan applicants, and borrowers, (d) the manner in which business is conducted,  sales techniques, and  methods of data  processing,  and (e)  budgets,  forecasts,  and  financial information;  provided, however, that Confidential Information shall not include any information that has entered or enters the public domain through no fault of
Employee.

     9.2  Value  and  Secrecy.   Employee   acknowledges  and  agrees  that  the
Confidential Information has independent actual or potential economic value from not being  generally  known to the  public or to other  persons  who can  obtain economic  value  from  its  disclosure  or  use,  is not  readily  available  or independently  ascertainable  through  any  source  other than  Company  and its
Affiliates, and is subject to reasonable efforts to maintain its secrecy.

     9.3  Ownership.   Employee   understands   and  agrees  that  any  and  all
Confidential  Information  produced  or used by  Employee  during  the period of employment belongs to the Company and its Affiliates and not to Employee.

     9.4 Restrictions on Use and Disclosure. In recognition that the business of the Company and that the nature of Employee's work will require Employee to have access to  Confidential  Information  which,  if  disclosed  in an  unauthorized manner, could be highly prejudicial to the Company, its Affiliates, and/or their respective clients:

          (a)  Employee  agrees  not to make  any use  whatsoever,  directly  or indirectly,  at  any  time,  of any  Confidential  Information,  except  as required in the course of his  employment  with or provision of  consulting services to the Company.

          (b)  Employee  agrees not to disclose  in any manner any  Confidential
     Information,  directly or indirectly, during employment with the Company or following  termination of  employment,  except as required in the course of his employment with or provision of consulting  services to the Company, or as required by applicable  law,  judicial or regulatory  process,  or other governmental authority.

          (c) Employee  agrees to take,  during his employment  with the Company
     and  following  termination  of  employment,   all  precautions  reasonably
     necessary to prevent the unauthorized use, disclosure,  or dissemination of
     Confidential Information then his possession or control.

          (d) Upon  termination of employment,  Employee will  immediately  turn over to the  Company all  Confidential  Information,  including  all copies thereof,  created  or  obtained  by, or  otherwise  in the  possession  of,
     Employee.

     9.5 Other Rights.  Employee  recognizes and  acknowledges  that none of the above provisions, nor the Company's exercise of any rights under this Agreement, shall limit the rights of the Company under  applicable  statutes and common law rules regarding trade secrets, including,  without limitation, the Uniform Trade
Secrets Act.

10.  MISCELLANEOUS

     10.1 Section 409A Requirements.  To the extent  applicable,  this Agreement shall be interpreted, construed and operated in accordance with the Section 409A of the Internal Revenue Code of 1986, as amended (the "Code"),  and the Treasury regulations  and  other  guidance  issued  thereunder.  If on  the  date  of the
Employee's   separation   from  service  (as  defined  in  Treasury   Regulation
ss.1.409A-1(h))  with the Company  the  Employee  is a  specified  employee  (as defined in Code  Section  409A and Treasury  Regulation  ss.1.409A-1(i)),  then, notwithstanding any other provision of this Agreement,  no payment  constituting the  "deferral  of  compensation"  within  the  meaning of  Treasury  Regulation
ss.1.409A-1(b)  and after  application  of the  exemptions  provided in Treasury
Regulation  ss.ss.1.409A-1(b)(4)  and  1.409A-1(b)(9)(iii)  shall be made to the
Employee at any time during the six (6) month period  following  the  Employee's separation  from  service,  and any such amounts shall instead be paid in a lump sum on the first payroll payment date following expiration of such six (6) month period.  For purposes of conforming  this Agreement to Section 409A of the Code, the parties agree that any reference to  termination  of  employment,  severance from service or similar terms shall mean a "separation  from service" as defined in Treasury Regulation ss.1.409A-1(h).

     10.2 Specific Performance.  Employee understands and expressly acknowledges that the  provisions of Sections 7, 8 and 9 of this Agreement are material terms of this Agreement.  Employee  acknowledges  that any breach of the provisions of
Section 7, 8 or 9 of this  Agreement  shall  result in serious  and  irreparable injury to the Company for which the Company cannot be adequately  compensated by monetary  damages alone.  Employee agrees,  therefore,  that, in addition to any other  remedies  it may have,  the  Company  shall be  entitled  to enforce  the specific  performance of this Agreement and to seek both temporary and permanent injunctive relief (to the extent permitted by law).

     10.3  Successors  and Assigns.  The rights and  obligations  of the Company under this  Agreement  shall  inure to the  benefit  of and be binding  upon the successors  and  assigns of the  Company.  Employee  cannot  assign any right or obligation  under  this  Agreement  without  the prior  written  consent  of the
Company.

     10.4 Entire Agreement; Amendment. Except for Incentive Pay and Equity Award
agreements  and any  other  agreements  referenced  herein  that  have or may be entered into by the Company and Employee,  this Agreement constitutes the entire agreement  between  the  parties  with  respect  to the  subject  matter of this
Agreement  and  supercedes  any prior  agreement by and between the parties with respect to the subject matter  hereof.  This Agreement can be modified only by a written  instrument  executed  by Employee  and an officer of the  Company  duly authorized to do so by the Board of Directors of the Company.

     10.5  Waiver.  Failure  to insist  upon  compliance  with any of the terms, covenants  or  conditions  hereof  shall not be  deemed a waiver  of such  term, covenant or condition,  nor shall any waiver or relinquishment of, or failure to insist upon strict  compliance  with, any right or power hereunder at any one or more times be deemed a waiver of or relinquishment of such right or power at any other time or times.

     10.6  Headings.  Section  headings  in  this  Agreement  are  included  for convenience  of reference only and shall not constitute a part of this Agreement for any purpose.

     10.7  Severability.  In the  event  that  one  or  more  of the  provisions contained  herein are held to be invalid by a court of  competent  jurisdiction, the remainder of the contract will continue in full force and effect.

     10.8 Attorney's Fees. The prevailing party in any action or dispute between the Company and Employee shall be entitled to recover reasonable attorneys' fees and other costs  incurred in that action or  proceeding in addition to any other relief to which the prevailing party may be entitled.

     10.9  Negotiation.  The  parties  warrant  and agree that the terms of this
Agreement were the subject of negotiations  between them. Employee  acknowledges that he has read this Agreement and has had full opportunity to seek independent legal advice before signing it.

     10.10 Governing Law; Consent to Jurisdiction.  This Agreement and the legal relations  thus  created  between  the parties  hereto  shall be governed by and construed  under  and in  accordance  with  the laws of the  State of  Missouri, without regard to conflicts of laws principles.  FOR PURPOSES OF DETERMINING ANY
CONTROVERSY ARISING UNDER THIS AGREEMENT, EACH OF THE PARTIES HEREBY CONSENTS TO
THE NON-EXCLUSIVE JURISDICTION, PERSONAL AND OTHERWISE, OF THE FEDERAL AND STATE
COURTS OF THE STATE OF MISSOURI,  AND HEREBY WAIVES ANY OBJECTIONS OF ANY NATURE
TO VENUE IN SUCH COURTS.

                         [Signatures on following page.]

     IN WITNESS WHEREOF,  the parties have executed this Employment Agreement as of the date first written above.

                                       EMPLOYEE:

                                       /s/ Rodney E. Schwatken
                                       -----------------------------------------
                                       Rodney E. Schwatken

                                       COMPANY:

                                       NOVASTAR FINANCIAL, INC.

                                       /s/ W. Lance Anderson
                                       -----------------------------------------
                                       W. Lance Anderson
                                       Chief Executive Officer